Exhibit 10.1

July 1, 2006

Mr. Eberhard Schoneburg

2, Blue Pool Road

25/F., Ellipsis Building

Happy Valley

Hong Kong

Dear Eberhard,

This letter serves to confirm your employment as an employee with Artificial Life, Inc. ("the Company") under the following terms and conditions and replaces all previous contracts whether written or oral.

1.	Employment Position

You will be employed by the Company as its Chief Executive Officer and Chairman of the Board of Directors. Where required by the Company, you will also provide services (including acting as a director) at no extra remuneration to the Company's affiliates and subsidiaries. The Company's affiliates and subsidiaries are: -

(a)	Artificial Life Asia Ltd;
(b)	Artificial Life Ventures, Inc.;
(c)	Artificial Life USA, Inc.; and
(d)	Artificial Life Mobile Computing, Inc..

2.	Duties and Powers

2.1

You shall serve as Chief Executive Officer and Chairman of the Board of Directors and shall have such responsibilities, duties and authority as is customary to such positions, including, without limitation, general supervision and control over, and responsibility for, the general management and operation of the Company and its subsidiaries, including the performance of all duties incident thereto, and using your full and best efforts to accomplish:

(a)	Development and implementation of the Company's business strategy, including specifically the preparation of annual and long-term business and budgeting plans for the Company.

(b)	Identification, recruitment, training, motivation and supervision of all subordinate management personnel and employees.

(c)	Pursuit of additional acquisition opportunities for the Company.

(d)	Expansion of the market for the Company's products and services.

(e)	Regular reporting to the Board of Directors of the Company in a manner as reasonably determined by the Board of Directors in consultation with you.

(f)

Performance of such other duties and services which are customary to the positions held by you or which you consider to be in the best interests of the Company. This includes all merger and acquisition activities, as well as all forms of fund raising and equity transactions.

2.2	You shall have the following powers in connection with the fulfillment of your duties set forth in Paragraph 2.1 above:

(a)	subject to the oversight of the Board of Directors required by law, the power to develop and implement the Company's business strategy;

(b)

subject to the oversight of the Board of Directors (except as described below in Paragraph 2.2(c)), the ability to determine the actions to be taken and the contracts to be entered into by the Company;

(c)	the authority to commit the Company to contracts involving amounts of US$10,000,000 or less without the requirement of prior approval from the Board of Directors;

(d)	the authority to hire and dismiss all employees of the Company, including officers, which authority may be delegated to subordinates in your discretion; and

(e)	subject to the authority of the Board of Directors or the corporate bylaws, such other powers as are: -

(i)	commensurate with your position as Chief Executive Officer and Chairman of the Board of Directors of the Company; and

(ii)	otherwise necessary to perform the duties set forth in Paragraph 2.1 above. This includes all merger and acquisition activities, as well as all forms of fund raising and equity transactions.

2.3

The Company acknowledges and agrees that in performing your duties and responsibilities as its Chief Executive Officer and Chairman of the Board of Directors, you may, for extended periods of time, be required to execute your duties and responsibilities from outside the head office currently based in Hong Kong.  In this regard, the Company agrees to make available additional compensation to you to reflect the appropriate circumstances.

3.	Your Best Effort

You shall: -

(a)	devote such of your business time to the management of the business and affairs of, and to the furtherance of the interests of, the Company as is reasonably necessary; and

(b)

devote the necessary and appropriate amount of time and perform to a high standard of care in performing your services. You shall perform all of your duties hereunder in a diligent and proper manner and shall abide by and carry out the written policies, procedures and instructions of the Company.

4.	Compensation

Subject to Paragraphs 7 and 8 hereof, in consideration of the performance by you and of your duties hereunder, during the Term (as defined in Paragraph 5) and any applicable severance period, the Company shall pay or provide to you the following compensation and benefits which you agree to accept in full satisfaction for your services: -

(a)

Base Salary. You shall receive an initial base salary equal to US Dollars One Hundred and Twenty Thousand (US$120,000) per annum, which base salary shall be paid in arrears in equal monthly installments. The amount of such base salary shall be reviewed yearly with a view to increases based on performance; provided, however, that the minimum increase per annum shall be at least twenty five percent (25%).

(b)

Bonuses. You shall be entitled to participate in any bonus program which is made available to executive officers of the Company.  Bonuses may be payable in the form of cash, shares or share options as determined by the Board with your consent.

You shall also receive additional bonuses of: -

(i)	a cash bonus equal to 3% of the Company's net profits per annum for such year; and

(ii)

a bonus payable in cash or shares equal to 3% of the total price of any merger of the Company with any third party and / or any acquisition of the majority of the shares in the Company provided that you are instrumental in any such merger or acquisition activities as contemplated by Paragraph 2.2(e); and

(iii)

a bonus payable in cash or shares equal to 3% of the overall increase of the Company’s market capitalization at the end of each fiscal year as compared to the last year defined by the value of its fully diluted equity based on the publicly traded stock price of the Company during the 30 days of trading before the end of the fiscal year

(c)

Accommodation Expense. You shall be entitled to receive a monthly housing allowance. This allowance will be the equivalent of USD$4,000 per calendar month and may be payable either directly to you or directly to your landlord in respect of any rented accommodation during the Term.

(d)	Bereavement Leave. You shall be entitled to bereavement leave in accordance with the Company's policies from time to time, but not less than the entitlement in effect as at the date of this Agreement.

(e)

Paid Annual Leave.  You shall be entitled to thirty (30) days of paid annual leave each calendar year.  These days are exclusive of all public holidays in Hong Kong.  For the avoidance of doubt, annual leave can be accumulated and/or paid off when not taken at your sole discretion. In case of pay off the cash valuation of accrued vacation days is 200% of the daily salary basis for the relevant year.

(f)	Sick Leave. You shall be entitled to statutory sick leave in accordance with the provisions of the Employment Ordinance.

(g)

Insurance Coverage and Pension Plans. You shall be entitled to insurance and pension benefits. You shall be entitled to a Director and Officer insurance plan or equivalent financial coverage by the Company to cover any and all legal expenses incurred by you in any legal proceedings resulting directly or indirectly from your activities for or on behalf of the Company or any of its affiliates or subsidiaries – this applies to future as well as to past causes of legal proceedings.

(h)

Specific Guaranteed Benefits. Notwithstanding the provisions set forth above the following benefits or their equivalent will be provided to you by the Company or paid for by the Company during the Term and during any applicable severance period in accordance with the provisions of Paragraph 7 hereof:

(i)	Non-contributory health and dental insurance coverage for you and your family. This includes: -

(1)	life and dismemberment insurance coverage; and

(2)	short term and long term disability insurance coverage.

(ii)

Expense Reimbursement. Subject to the Company's requirements with respect to reporting and documentation of such expenses, the Company shall reimburse you for all expenses incurred by you in the course of performing your duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses. The Company will reimburse you for travel and hospitality expenses for first class airplane travel and accommodations.

5.	Term of Employment

Subject to Paragraph 6 hereof, your employment and appointment hereunder shall be for a fixed term commencing on the date hereof and expiring on December 31, 2009, unless extended or earlier terminated as provided in accordance with the terms hereof ("the Term"). On December 31, 2009, and each anniversary thereof, the Term shall be automatically extended for an additional period of one (1) year, unless you or the Company give written notice of at least ninety (90) days prior to the end of the then current Term indicating that the Term will not be so extended.

6.	Termination

6.1	Termination by the Company for Cause. The Company may terminate this contract without notice in lieu if you: -

(a)	misconduct yourself such conduct being willful neglect of the due and faithful discharge of your duties; or

(b)	are guilty of fraud; or

(c)	on any other ground on which the Company would be entitled to terminate the contract of employment without notice at common law.

6.2	Termination without Cause. Notwithstanding the provisions in this Paragraph 6, either you or the Company may terminate your employment hereunder at any time during the Term of the appointment: -

(a)	if your employment is terminated by the Company, the Company shall pay to you a sum equivalent to 18 months of Basic Salary, Bonuses and other entitlements as set out in Paragraph 4 above; and

(b)	if your employment is terminated by you, you shall give to the Company at least 30 days notice.

6.3

Constructive Dismissal. You shall be entitled to terminate your employment hereunder with thirty (30) days prior notice upon the occurrence of Constructive Termination. Any such termination shall be treated as a termination by the Company without cause as set out in Paragraph 6.2 hereof.  For the purpose of this Agreement, "Constructive Termination" occurs if there is: -

(a)	material diminution in the requirements of your employment other than as expressly contemplated by this Agreement;

(b)	any material change in your position, including titles, authority or responsibilities from those contemplated in Paragraphs 1 and 2 of this Agreement;

(c)	any reduction in or non-payment of your entitlements under Paragraph 4 of this Agreement including:-

(i)	Base salary;

(ii)	Bonuses;

(iii)	Accommodation Expense;

(iv)	Insurance Coverage and Pension Plans; or

(v)	other legitimate expenses.

(d)	any change in your reporting responsibilities;

(e)	any removal of you as Chief Executive Officer or the Chairman of Board of Directors of the Company;

(f)

any material breach of this Agreement by the Company or any material breach by the Company of its obligations under any other agreement with you or of any other duty or obligation owed to you, including but not limited to those with respect to any stocks, stock options granted or bonuses payable to you;

(g)	any renewal of this Agreement with material amendments which is adverse to you;

(h)

the occurrence of a "Change of Control" (as defined in Paragraph 8.1) by means of a sale by the Company in which a purchaser does not assume the obligations and liabilities of the Company under this Agreement.

(i)	a liquidation or dissolution of the Company.

6.4

Notice of Termination. Any termination of the your employment hereunder shall be communicated by a Notice of Termination to the other party hereto in accordance with the provisions of this Paragraph 6 (if applicable) and Paragraph 11.  The "Notice of Termination" must be in writing and shall: -

(a)	indicate the specific termination provision relied upon in this Agreement;

(b)

if the termination is by the Company with cause under Paragraph 6.1 or by you for Constructive Dismissal under Paragraph 6.3, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the your employment; and

(c)

indicate the effective date of termination of your employment, which date shall be no earlier than permitted by the provisions of this Agreement unless all of the parties hereto agree (the "Date of Termination").

7.	Effect of Termination of Employment Prior to a Change of Control

7.1

With Cause. If your employment is terminated for Cause, your salary and other benefits specified in Paragraph 4 shall cease ninety (90) days after the Date of Termination. You will be paid all other amounts to which you were entitled prior to the Date of Termination under the retirement, benefit, insurance and compensation programs required to be provided by Paragraph 4 at the time such payments are payable under such plans.

7.2	Death. If your employment is terminated by your death, your compensation as provided in Paragraph 4 shall be paid to your estate as follows:

(a)	your then current base salary shall continue to be paid through the last day of the month during which such termination occurred and for six (6) months thereafter; and

(b)

your estate shall be entitled to a pro-rated portion of any bonus payment referenced in Paragraph 4(b) hereof with respect to the fiscal year in which such termination shall occur.  Such pro-ration shall be based upon: -

(i)	the results actually achieved by the Company for the full fiscal year; and

(ii)	your actual number of days of active employment during such fiscal year.

(c)

your estate shall be paid all other amounts to which you were entitled prior to the date of termination under the retirement, benefit, insurance, and compensation programs required to be provided by Paragraph 4 at the time such payments are payable under such plans.

8.	Effect of Termination After a Change of Control

8.1

For purposes of this Paragraph, a "Change in Control" shall mean a change in the control of the Company within the meaning of The Codes on Takeovers and Mergers and Share Repurchases of the Securities & Futures Commission in Hong Kong, whether or not the Company is in fact required to comply therewith; provided that, without limitation, such a change in control shall be deemed to have occurred if: -

(a)

there is a change in the holding of securities by any person (as defined in The Codes on Takeovers and Mergers and Share Repurchases of the Securities & Futures Commission in Hong Kong) who directly or indirectly hold, or of aggregate holdings, hold securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

(b)

during any period of twelve (12) consecutive months (including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Board or by the stockholders of the Company was approved by a vote of at least one half (1/2) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)	the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than: -

(i)

a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(ii)

a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 30% or more of the combined voting power of the Company's then outstanding securities; or

(d)	the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

8.2

If any of the events described in Paragraph 8.1 hereof constitutes the occurrence of a Change in Control, upon the subsequent termination of your employment during the term of this Agreement, you shall be entitled to receive the benefits described in Paragraph 7.3 and the same shall continue for a period of 36 months, unless such termination is: -

(a)	by reason of your death; or
(b)	by the Company for cause under Paragraph 6.1.

In the event termination is because of (a) or (b) immediately above, the provisions of Paragraph 7 shall apply.

8.3	Upon any Change in Control, regardless of whether your employment terminates, any options held by you to purchase securities of the Company shall become fully vested and exercisable.

9.	Agreement Not to Compete

9.1

Except in the case of a termination without cause or a constructive termination in Paragraphs 6.2 and 6.3 above, you hereby agree that during the Non-Competition Period (as defined below), you will not, directly or indirectly, alone or as a partner, joint venturer, officer, director, employee, consultant, agent, independent contractor or stockholder of any company or other business entity, engage (for anyone other than the Company) in any Competitive Enterprise. For the purpose hereof, "Competitive Enterprise" is defined as activities involving the provision of services and/or products to any of the Company's existing customers that are substantially similar to those provided by the Company in Hong Kong. The ownership by you of not more than five percent (5%) of the shares of stock of any corporation having a class of equity securities actively traded on a national securities exchange or on The Nasdaq Stock Market shall not be deemed, in and of itself, to violate the prohibitions of this Paragraph 9.1. The "Non-Competition Period" is a period of six (6) months from the Date of Termination.

9.2

You agree during any applicable Non-Competition Period not to take any action having the purpose or effect of interfering with or otherwise damaging in any material respect with the Company's business relationship with any of its principal vendors.

9.3

If a court determines that the foregoing restrictions in Paragraph 9.1 are too broad or otherwise unreasonable under the applicable law, including with respect to time or space, the court is hereby requested and authorized by the parties hereto to revise the foregoing restrictions to include the maximum restrictions allowed under the applicable law.

9.4	For purposes of this Paragraph 9, the "Company" refers to the Company and any of its subsidiaries, subdivisions or affiliates.

10.	Other Activities

10.1	Nothing herein shall be construed as preventing you from engaging in other business activities, provided that: -

(a)	they are not prohibited by Paragraph 9.1;

(b)	they do not interfere in any material respect with the performance of your duties as Chief Executive Officer and Chairman of the Board of Directors of the Company; and

(c)	they do not violate any of your fiduciary duties to the Company.

10.2	In pursuing the activities allowed under Paragraph 10.1, you shall: -

(a)	not make representations on behalf of the Company; and

(b)	have no authority to bind or act as agent for the Company or its employees for any purpose.

11.	Notices

11.1	All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given: -

(a)	when delivered personally;

(b)	upon confirmation of receipt when such notice or other communication is sent by facsimile or telex;

(c)	one day after delivery to an overnight delivery courier; or

(d)	on the fifth day following the date of deposit in the United States mail if sent first class, postage prepaid, by registered or certified mail.

11.2	The addresses for such notices shall be as follows:

(a)	For notices and communications to the Company:

Artificial Life, Inc.

Suite 4601, 333 Lockhart Road, Hong Kong

Attention: Board of Directors

(b)	For notices and communications to you:

(i)	Eberhard Schöneburg

[c/o Messrs. Richards Butler

20/F Alexandra House

16-20 Chater Road

Hong Kong

Attention: Kevin Bowers]

(ii)	Your current private address after termination of your employment as known to the Company.

11.3	Any party hereto may, by notice to the other, change its address for receipt of notices hereunder.

12.	Governing Law

This Agreement is subject to the laws of Hong Kong and the non-exclusive jurisdiction of the Hong Kong Courts.

13.	Amendment; Waiver

This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach or a waiver of the breach of any other term or covenant contained in this Agreement.

14.	Successors and Assigns

Except as set forth herein this Agreement shall be binding upon you, without regard to the duration of his employment by the Company or reasons for the cessation of such employment, and inure to the benefit of his administrators, executors, heirs and assigns, although your obligations are personal and may be performed only by you. This Agreement shall also be binding upon and inure to the benefit of the Company and its subsidiaries, successors and assigns, including any corporation with which or into which the Company or its successors may be merged or which may succeed to their assets or business.

15.	Counterparts

This Agreement may be executed in two counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

16.	Legal Costs

In the event that any action is brought to enforce any of the provisions of this Agreement, or to obtain money damages for the breach thereof, and such action results in the award of a judgment for money damages or in the granting of any injunction in favor of one of the parties to this Agreement, all expenses, including reasonable legal fees, shall be paid by the Company.

17.	Entire Agreement

This Agreement, including the exhibits and schedules hereto, constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, discussions, writings and agreements between them.

18.	Indemnification

The Company shall indemnify you to the extent presently provided for in its corporate bylaws or - in case of lack of such provisions – indemnify you in full for any claims arising out of your employment with the Company or acting as a representative of the Company. You agree to notify the Company of any actual or threatened claim arising out of or as a result of your employment with the Company.

Please sign and date the enclosed duplicate of this Agreement in order to acknowledge your agreement to its terms and conditions.

Yours sincerely,	Confirmed and agreed by

/s/ Eberhard Schoeneburg	/s/ Eberhard Schoeneburg
For and on behalf of	Eberhard Schöneburg
Artificial Life, Inc.	Dated:	July 1, 2006

Exhibit 10.2

August 1, 2006

Michael Rowan

4 Delvino Road

London

SW6 4AD

Dear Michael,

This letter serves to confirm your employment as an employee with Artificial Life, Inc. ("the Company") under the following terms and conditions and replaces all previous contracts whether written or oral.

1.	Employment Position

You will be employed by the Company as a managing member of the Board of Directors.

2.	Duties and Powers

2.1

You shall serve as a Director and shall have such responsibilities, duties and authority as is customary to such positions, especially: fund raising, M&A activities and general legal advice to the Company and the Board of Directors. In such capacity the Company requires:

(a)	Regular reporting to the Chairman and the Board of Directors of the Company in a manner as reasonably determined by the Board of Directors

(b)

Performance of such other duties and services which are customary to the positions held by you or which you consider to be in the best interests of the Company. This includes all merger and acquisition activities, as well as all forms of fund raising and equity transactions.

2.2

The Company acknowledges and agrees that in performing your duties and responsibilities, you may work and be located in London, UK and are not required to work at the head office of the Company in Hong Kong.  However, you shall travel to the Company’s headquarter on demand of the Board of Directors whenever required or any such other place the Company will require your services at.

3.	Your Best Effort

You shall: -

(a)	devote such of your business time to the management of the business and affairs of, and to the furtherance of the interests of, the Company as is reasonably necessary; and

(b)

devote the necessary and appropriate amount of time and perform to a high standard of care in performing your services. You shall perform all of your duties hereunder in a diligent and proper manner and shall abide by and carry out the written policies, procedures and instructions of the Company.

4.	Compensation

Subject to Paragraphs 7 and 8 hereof, in consideration of the performance by you and of your duties hereunder, during the Term (as defined in Paragraph 5) and any applicable severance period, the Company shall pay or provide to you the following compensation and benefits which you agree to accept in full satisfaction for your services: -

(a)

Base Salary. You shall receive an initial base salary equal to US Dollars Two Thousand Five Hundred (US$2,500) per month, which base salary shall be paid in arrears in equal monthly installments. The amount of such base salary shall be reviewed yearly with a view to increases based on performance; provided, however, that the minimum increase per annum shall be at least twenty five percent (25%).

(b)

Bonuses. You shall be entitled to participate in any bonus program which is made available to executive officers of the Company.  Bonuses may be payable in the form of cash, shares or share options as determined by the Board with your consent.

You shall also receive additional bonuses of: -

(ii)

a bonus payable in cash or shares equal to 3% of the total price of any merger of the Company with any third party and / or any acquisition of the majority of the shares in the Company provided that you are instrumental in the transaction

(iii)	a bonus payable in cash or shares equal to 5% of the overall cash amount paid to the company in any fund raising rounds in which you are instrumental in the transaction

(c)	Bereavement Leave. You shall be entitled to bereavement leave in accordance with the Company's policies from time to time, but not less than the entitlement in effect as at the date of this Agreement.

(d)

Paid Annual Leave.  You shall be entitled to thirty (30) days of paid annual leave each calendar year.  These days are exclusive of all public holidays in Hong Kong.  For the avoidance of doubt, annual leave can be accumulated and/or paid off when not taken at your sole discretion. In case of pay off the cash valuation of accrued vacation days is 200% of the daily salary basis for the relevant year.

(e)	Sick Leave. You shall be entitled to statutory sick leave in accordance with the provisions of the Employment Ordinance.

(f)

Insurance Coverage and Pension Plans. You shall be entitled to insurance and pension benefits. You shall be entitled to a Director and Officer insurance plan or equivalent financial coverage by the Company to cover any and all legal expenses incurred by you in any legal proceedings resulting directly or indirectly from your activities for or on behalf of the Company or any of its affiliates or subsidiaries – this applies to future as well as to past causes of legal proceedings.

(g)

Specific Guaranteed Benefits. Notwithstanding the provisions set forth above the following benefits or their equivalent will be provided to you by the Company or paid for by the Company during the Term and during any applicable severance period in accordance with the provisions of Paragraph 7 hereof:

(i)	Non-contributory health and dental insurance coverage for you and your family. This includes: -

(3)	life and dismemberment insurance coverage; and

(4)	short term and long term disability insurance coverage.

(iii)   Expense Reimbursement. Subject to the Company's requirements with respect to reporting and documentation of such expenses, the Company shall reimburse you for all expenses incurred by you in the course of performing your duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses. The Company will reimburse you for travel and hospitality expenses for business class airplane travel and accommodations.

5.	Term of Employment

Subject to Paragraph 6 hereof, your employment and appointment hereunder shall be for a fixed term commencing on the date hereof and expiring on December 31, 2007, unless extended or earlier terminated as provided in accordance with the terms hereof ("the Term"). On December 31, 2007, and each anniversary thereof, the Term shall be automatically extended for an additional period of one (1) year, unless you or the Company give written notice of at least ninety (90) days prior to the end of the then current Term indicating that the Term will not be so extended.

6.	Termination

6.1	Termination by the Company for Cause. The Company may terminate this contract without notice in lieu if you: -

(a)	misconduct yourself such conduct being willful neglect of the due and faithful discharge of your duties; or

(b)	are guilty of fraud; or

(c)	on any other ground on which the Company would be entitled to terminate the contract of employment without notice at common law.

6.2	Termination without Cause. Notwithstanding the provisions in this Paragraph 6, either you or the Company may terminate your employment hereunder at any time during the Term of the appointment: -

(a)	if your employment is terminated by the Company, the Company shall pay to you a sum equivalent to 12 months of Basic Salary, Bonuses and other entitlements as set out in Paragraph 4 above; and

(b)	if your employment is terminated by you, you shall give to the Company at least 30 days notice.

6.3

Constructive Dismissal. You shall be entitled to terminate your employment hereunder with thirty (30) days prior notice upon the occurrence of Constructive Termination. Any such termination shall be treated as a termination by the Company without cause as set out in Paragraph 6.2 hereof.  For the purpose of this Agreement, "Constructive Termination" occurs if there is: -

(j)	material diminution in the requirements of your employment other than as expressly contemplated by this Agreement;

(k)	any material change in your position, including titles, authority or responsibilities from those contemplated in Paragraphs 1 and 2 of this Agreement;

(l)	any reduction in or non-payment of your entitlements under Paragraph 4 of this Agreement including:-

(i)	Base salary;

(ii)	Bonuses;

(iii)	Insurance Coverage and Pension Plans; or

(iv)	other legitimate expenses.

(m)	any change in your reporting responsibilities;

(n)	any removal of you from the Board of Directors of the Company;

(o)

any material breach of this Agreement by the Company or any material breach by the Company of its obligations under any other agreement with you or of any other duty or obligation owed to you, including but not limited to those with respect to any stocks, stock options granted or bonuses payable to you;

(p)	any renewal of this Agreement with material amendments which is adverse to you;

(q)

the occurrence of a "Change of Control" (as defined in Paragraph 8.1) by means of a sale by the Company in which a purchaser does not assume the obligations and liabilities of the Company under this Agreement.

(r)	a liquidation or dissolution of the Company.

6.4

Notice of Termination. Any termination of the your employment hereunder shall be communicated by a Notice of Termination to the other party hereto in accordance with the provisions of this Paragraph 6 (if applicable) and Paragraph 11.  The "Notice of Termination" must be in writing and shall: -

(a)	indicate the specific termination provision relied upon in this Agreement;

(b)

if the termination is by the Company with cause under Paragraph 6.1 or by you for Constructive Dismissal under Paragraph 6.3, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the your employment; and

(c)

indicate the effective date of termination of your employment, which date shall be no earlier than permitted by the provisions of this Agreement unless all of the parties hereto agree (the "Date of Termination").

7.	Effect of Termination of Employment Prior to a Change of Control

7.1

With Cause. If your employment is terminated for Cause, your salary and other benefits specified in Paragraph 4 shall cease ninety (90) days after the Date of Termination. You will be paid all other amounts to which you were entitled prior to the Date of Termination under the retirement, benefit, insurance and compensation programs required to be provided by Paragraph 4 at the time such payments are payable under such plans.

7.2	Death. If your employment is terminated by your death, your compensation as provided in Paragraph 4 shall be paid to your estate as follows:

(c)	your then current base salary shall continue to be paid through the last day of the month during which such termination occurred and for six (6) months thereafter; and

(d)

your estate shall be entitled to a pro-rated portion of any bonus payment referenced in Paragraph 4(b) hereof with respect to the fiscal year in which such termination shall occur.  Such pro-ration shall be based upon: -

(i)	the results actually achieved by the Company for the full fiscal year; and

(ii)	your actual number of days of active employment during such fiscal year.

(c)

your estate shall be paid all other amounts to which you were entitled prior to the date of termination under the retirement, benefit, insurance, and compensation programs required to be provided by Paragraph 4 at the time such payments are payable under such plans.

8.	Effect of Termination After a Change of Control

8.1

For purposes of this Paragraph, a "Change in Control" shall mean a change in the control of the Company within the meaning of The Codes on Takeovers and Mergers and Share Repurchases of the Securities & Futures Commission in Hong Kong, whether or not the Company is in fact required to comply therewith; provided that, without limitation, such a change in control shall be deemed to have occurred if: -

(e)

there is a change in the holding of securities by any person (as defined in The Codes on Takeovers and Mergers and Share Repurchases of the Securities & Futures Commission in Hong Kong) who directly or indirectly hold, or of aggregate holdings, hold securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

(f)

during any period of twelve (12) consecutive months (including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Board or by the stockholders of the Company was approved by a vote of at least one half (1/2) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(g)	the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than: -

(i)

a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(ii)

a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 30% or more of the combined voting power of the Company's then outstanding securities; or

(h)	the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

8.2

If any of the events described in Paragraph 8.1 hereof constitutes the occurrence of a Change in Control, upon the subsequent termination of your employment during the term of this Agreement, you shall be entitled to receive the benefits described in Paragraph 7.3 and the same shall continue for a period of 36 months, unless such termination is: -

(a)	by reason of your death; or
(b)	by the Company for cause under Paragraph 6.1.

In the event termination is because of (a) or (b) immediately above, the provisions of Paragraph 7 shall apply.

8.3	Upon any Change in Control, regardless of whether your employment terminates, any options held by you to purchase securities of the Company shall become fully vested and exercisable.

9.	Agreement Not to Compete

9.1

Except in the case of a termination without cause or a constructive termination in Paragraphs 6.2 and 6.3 above, you hereby agree that during the Non-Competition Period (as defined below), you will not, directly or indirectly, alone or as a partner, joint venturer, officer, director, employee, consultant, agent, independent contractor or stockholder of any company or other business entity, engage (for anyone other than the Company) in any Competitive Enterprise. For the purpose hereof, "Competitive Enterprise" is defined as activities involving the provision of services and/or products to any of the Company's existing customers that are substantially similar to those provided by the Company in Hong Kong. The ownership by you of not more than five percent (5%) of the shares of stock of any corporation having a class of equity securities actively traded on a national securities exchange or on The Nasdaq Stock Market shall not be deemed, in and of itself, to violate the prohibitions of this Paragraph 9.1. The "Non-Competition Period" is a period of six (6) months from the Date of Termination.

9.2

You agree during any applicable Non-Competition Period not to take any action having the purpose or effect of interfering with or otherwise damaging in any material respect with the Company's business relationship with any of its principal vendors.

9.3

If a court determines that the foregoing restrictions in Paragraph 9.1 are too broad or otherwise unreasonable under the applicable law, including with respect to time or space, the court is hereby requested and authorized by the parties hereto to revise the foregoing restrictions to include the maximum restrictions allowed under the applicable law.

9.4	For purposes of this Paragraph 9, the "Company" refers to the Company and any of its subsidiaries, subdivisions or affiliates.

10.	Other Activities

10.1	Nothing herein shall be construed as preventing you from engaging in other business activities, provided that: -

(a)	they are not prohibited by Paragraph 9.1;

(b)	they do not interfere in any material respect with the performance of your duties as a member of the Board of Directors of the Company; and

(c)	they do not violate any of your fiduciary duties to the Company.

10.2	In pursuing the activities allowed under Paragraph 10.1, you shall: -

(a)	not make representations on behalf of the Company; and

(b)	have no authority to bind or act as agent for the Company or its employees for any purpose.

11.	Notices

11.1	All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given: -

(a)	when delivered personally;

(b)	upon confirmation of receipt when such notice or other communication is sent by facsimile or telex;

(c)	one day after delivery to an overnight delivery courier; or

(d)	on the fifth day following the date of deposit in the United States mail if sent first class, postage prepaid, by registered or certified mail.

11.2	The addresses for such notices shall be as follows:

(b)	For notices and communications to the Company:

Artificial Life, Inc.

Suite 4601, 333 Lockhart Road, Hong Kong

Attention: Board of Directors

(b)	For notices and communications to you:

(i)	Michael Rowan

At 4 Delvino Road, London, SW6 4AD

(ii)	Your current private address after termination of your employment as known to the Company.

11.3	Any party hereto may, by notice to the other, change its address for receipt of notices hereunder.

12.	Governing Law

This Agreement is subject to the laws of Hong Kong and the non-exclusive jurisdiction of the Hong Kong Courts.

13.	Amendment; Waiver

This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach or a waiver of the breach of any other term or covenant contained in this Agreement.

14.	Successors and Assigns

Except as set forth herein this Agreement shall be binding upon you, without regard to the duration of his employment by the Company or reasons for the cessation of such employment, and inure to the benefit of his administrators, executors, heirs and assigns, although your obligations are personal and may be performed only by you. This Agreement shall also be binding upon and inure to the benefit of the Company and its subsidiaries, successors and assigns, including any corporation with which or into which the Company or its successors may be merged or which may succeed to their assets or business.

15.	Counterparts

This Agreement may be executed in two counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

16.	Legal Costs

In the event that any action is brought to enforce any of the provisions of this Agreement, or to obtain money damages for the breach thereof, and such action results in the award of a judgment for money damages or in the granting of any injunction in favor of one of the parties to this Agreement, all expenses, including reasonable legal fees, shall be paid by the Company.

17.	Entire Agreement

This Agreement, including the exhibits and schedules hereto, constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, discussions, writings and agreements between them.

18.	Indemnification

The Company shall indemnify you to the extent presently provided for in its corporate bylaws or - in case of lack of such provisions – indemnify you in full for any claims arising out of your employment with the Company or acting as a representative of the Company. You agree to notify the Company of any actual or threatened claim arising out of or as a result of your employment with the Company.

Please sign and date the enclosed duplicate of this Agreement in order to acknowledge your agreement to its terms and conditions.

Yours sincerely,	Confirmed and agreed by

/s/ Eberhard Schoeneburg	/s/ Michael Rowan
For and on behalf of	Michael Rowan
Artificial Life, Inc.	Dated:	August 1,2006